Loans Receivable, Net:	12 Months Ended
Dec. 31, 2012
Loans Receivable, Net: [Abstract]
Loans Receivable, Net:
(3)	Loans Receivable, Net:

The components of loans receivable in the consolidated balance sheets as of December 31, 2012, and December 31, 2011, were as follows:

	December 31, 2012		December 31, 2011
	Amount	Percent	Amount	Percent
Real estate loans:
One-to-four family (closed end) first mortgages	$162,335	30.3%	$171,192	30.2%
Second mortgages (closed end)	4,336	0.8%	6,209	1.1%
Home equity lines of credit	37,083	6.9%	38,694	6.8%
Multi-family	33,056	6.2%	33,739	5.9%
Construction	18,900	3.5%	11,931	2.1%
Land	45,906	8.6%	52,338	9.2%
Non-residential real estate	169,436	31.6%	183,485	32.3%

Total mortgage loans	471,052	87.9%	497,588	87.6%
Consumer loans	13,886	2.6%	15,110	2.7%
Commercial loans	50,549	9.5%	54,673	9.7%

Total other loans	64,435	12.1%	69,783	12.4%

Total loans, gross	535,487	100.0%	567,371	100.0%

Deferred loan cost, net of income	146		251
Less allowance for loan losses	(10,648)		(11,262)

Total loans	$524,985		$556,360

The Company’s loan portfolio balance has declined in each of the last two years. The decline is the result of a combination of factors, including a weak economy, both locally and nationally. Currently, unemployment in the Company’s market area ranged from 8% to 18%. The Company’s MOU previously in place by our former regulator, the OTS, restricted the Company’s ability to grow its owner occupied commercial real estate loan portfolio. The Bank’s and Corporation current regulator, the Office of the Comptroller of the Currency and the Federal Reserve, respectively, terminated all outstanding Memorandums in October 2012 and November 2012.

The Company’s loan portfolio includes a significant amount of loans secured by raw land and commercial real estate. These loans have come under increased regulatory scrutiny due to the potential for higher levels of losses. At December 31, 2012, the Company has approximately $66.6 million loans classified as substandard. At December 31, 2012, the Company has $23.8 million of loans secured by land classified as substandard, or 52.0% of our land loan portfolio and $21.1 million in loans secured by commercial real estate classified as substandard, or 12.4% of the Company’s non-residential real estate loan portfolio.

Loans serviced for the benefit of others totaled approximately $40.3 million, $59.2 million and $56.3 million at December 31, 2012, 2011 and 2010, respectively. At December 31, 2012, approximately $26.3 million of the $40.3 million in loans serviced by the Company are serviced for the benefit of Freddie Mac. Servicing loans for others generally consists of collecting mortgage payments, maintaining escrow amounts, disbursing payments to investors and foreclosure processing. The servicing rights associated with these loans are not material to the Company’s consolidated financial statements. Qualified one-to-four family first mortgage loans, non-residential real estate loans, multi-family loans and commercial real estate loans are pledged to the Federal Home Loan Bank of Cincinnati as discussed in note 7.

The Company originates most fixed rate loans for immediate sale to the Federal Home Loan Mortgage Corporation (FHLMC) or other investors. Generally, the sale of such loans is arranged shortly after the loan application is tentatively approved through commitments.

The Company conducts annual reviews on all loan relationships above $1.0 million to ascertain the borrowers continued ability to service their debt as agreed. In addition to the credit relationships mentioned above, management may classify any credit relationship once it becomes aware of adverse credit trends for that customer. Typically, the annual review consists of updated financial statements for borrowers and any guarantors, a review of the borrower’s credit history with the Company and other creditors, and current income tax information. As a result of this review, management will classify loans based on their credit risk. Additionally, the Company provides a risk grade for all loans past due more than sixty days. The Company uses the following risk definitions for risk grades:

Satisfactory loans of average strength having some deficiency or vulnerability to changing economic or industry conditions. These customers should have reasonable amount of capital and operating ratios. Secured loans may lack in margin or liquidity. Loans to individuals, perhaps supported in dollars of net worth, but with supporting assets may be difficult to liquidate.

Watch loans are acceptable credits: (1) that need continual monitoring, such as out-of territory or asset-based loans (since the Company does not have an asset-based lending department), or (2) with a marginal risk level to business concerns and individuals that; (a) have exhibited favorable performance in the past, though currently experiencing negative trends; (b) are in an industry that is experiencing volatility or is declining, and their performance is less than industry norms; and (c) are experiencing unfavorable trends in their financial position, such as one-time net losses or declines in asset values. These marginal borrowers may have early warning signs of problems such as occasional overdrafts and minor delinquency.

If considered marginal, a loan would be a “watch” until financial data demonstrated improved performance or further deterioration to a “substandard” grade usually within a 12-month period. In the table on page 33, Watch loans are included with satisfactory loans and classified as Pass.

Other Loans Especially Mentioned are currently protected but are potentially weak. These loans constitute an undue and unwarranted credit risk but not to the point of justifying a substandard classification. The credit risk may be relatively minor yet constitutes an unwarranted risk in light of the circumstances surrounding a specific loan. These credit weaknesses, if not checked or corrected, will weaken the loan or inadequately protect the Bank’s credit position at some future date.

A Substandard loan is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. The loans are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected. This does not imply ultimate loss of the principal, but may involve burdensome administrative expenses and the accompanying cost to carry the credit. Examples of substandard loans include those to borrowers with insufficient or negative cash flow, negative net worth coupled with inadequate guarantor support, inadequate working capital, and/or significantly past-due loans and overdrafts.

A loan classified Doubtful has all the weaknesses inherent in a substandard credit except that the weaknesses make collection or liquidation in full (on the basis of currently existing facts, conditions, and values) highly questionable and improbable. The possibility of loss is extremely high, but because of certain pending factors charge-off is deferred until its more exact status may be determined. Pending factors include proposed merger, acquisition, or liquidation procedures, capital injection, perfecting liens on additional collateral, and refinancing plans. The doubtful classification is applied to that portion of the credit in which the full collection of principal and interest is questionable.

A loan is considered to be impaired when management determines that it is probable that the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. The value of individually impaired loans is measured based on the present value of expected payments using the fair value of the collateral if the loan is collateral dependent. Currently, it is management’s practice to classify all substandard or doubtful loans as impaired.

Loan Origination/Risk Management

The Corporation has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

Commercial and industrial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. Once it is determined that the borrower’s management possesses sound ethics and solid business acumen, the Corporation’s management examines current and projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans, in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Corporation’s commercial real estate portfolio are diverse in terms of type and geographic location. This diversity helps reduce the Corporation’s exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. As a general rule, the Corporation avoids financing single-purpose projects unless other underwriting factors are present to help mitigate risk. The Corporation also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2012, approximately $70.5 million of the outstanding principal balance of the Corporation’s non-residential real estate loans were secured by owner-occupied properties, approximately $52.1 million was secured by non-owner occupied properties and $46.8 million was secured by property used in agricultural production.

With respect to loans to developers and builders that are secured by non-owner occupied properties that the Corporation may originate from time to time, the Corporation generally requires the borrower to have had an existing relationship with the Corporation and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the completed project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Corporation until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

The Corporation maintains an independent loan review function that is typically outsourced to firms that specialize in conducting loan reviews. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Corporation’s policies and procedures.

Most of the Corporation’s lending activity occurs in Western Kentucky and middle and western Tennessee. The majority of the Corporation’s loan portfolio consists of non-residential real estate loans and one-to-four family residential real estate loans.

Loans by classification type and the related valuation allowance amounts at December 31, 2012, were as follows:

			Impaired Loans
	Pass	Special Mention	Substandard	Doubtful	Total	Specific Allowance for Impairment	Allowance for Loans not Impaired
December 31, 2012
One-to-four family mortgages	$156,961	779	4,595	—	162,335	754	1,736
Home equity line of credit	34,737	1,109	1,237	—	37,083	68	306
Junior lien	3,821	47	468	—	4,336	196	34
Multi-family	27,463	1,478	4,115	—	33,056	38	486
Construction	14,052	—	4,848	—	18,900	—	256
Land	14,374	7,683	23,849	—	45,906	932	1,252
Non-residential real estate	146,443	1,899	21,094	—	169,436	1,424	2,209
Consumer loans	13,330	—	556	—	13,886	121	217
Commercial loans	44,191	516	5,842	—	50,549	308	311

Total	$455,372	13,511	66,604	—	535,487	3,841	6,807

Loans by classification type and the related valuation allowance amounts at December 31, 2011, were as follows:

			Impaired Loans
	Pass	Special Mention	Substandard	Doubtful	Total	Specific Allowance for Impairment	Allowance for Loans not Impaired
December 31, 2011
One-to-four family mortgages	$153,375	9,434	8,153	230	171,192	728	1,912
Home equity line of credit	36,528	1,694	233	239	38,694	131	277
Junior lien	4,778	622	809	—	6,209	180	97
Multi-family	20,715	7,073	5,951	—	33,739	26	1,175
Construction	9,943	213	1,775	—	11,931	14	125
Land	17,570	24,714	9,055	999	52,338	924	408
Non-residential real estate	142,190	25,077	16,101	117	183,485	1,374	2,297
Consumer loans	14,399	268	423	20	15,110	80	182
Commercial loans	45,509	4,009	5,034	121	54,673	623	709

Total	$445,007	73,104	47,534	1,726	567,371	4,080	7,182

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2012, were as follows:

				For the year ended
	At December 31, 2012			12/31/12
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
Impaired loans with no recorded reserve	Investment	Balance	Allowance	Investment	Recognized
One-to-four family mortgages	$1,759	1,759	—	5,279	107
Home equity line of credit	1,169	1,169	—	869	50
Junior liens	—	—	—	281	3
Multi-family	4,077	4,077	—	3,626	219
Construction	4,848	4,848	—	3,133	174
Land	20,279	20,279	—	19,857	504
Non-residential real estate	15,363	15,363	—	19,936	855
Consumer loans	81	81	—	66	5
Commercial loans	1,617	1,617	—	2,701	165

Total	49,193	49,193	—	55,748	2,082

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
Impaired loans with recorded reserve	Investment	Balance	Allowance	Investment	Recognized
One-to-four family mortgages	$2,836	2,836	754	3,135	145
Home equity line of credit	68	68	68	162	3
Junior liens	468	468	196	365	38
Multi-family	38	38	38	2,640	4
Construction	—	—	—	1,095	—
Land	3,570	3,570	932	4,848	213
Non-residential real estate	5,731	5,731	1,424	6,578	323
Consumer loans	475	475	121	281	1
Commercial loans	4,225	4,225	308	4,470	28

Total	17,411	17,411	3,841	23,574	755

Total impaired loans	$66,604	66,604	3,841	79,322	2,837

Impaired loans by classification type and the related valuation allowance amounts at December 31, 2011, were as follows:

	At December 31, 2011			For the year ended December 31, 2011
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
Impaired loans with no recorded allowance	Investment	Balance	Allowance	Investment	Recognized
One-to-four family mortgages	$5,144	5,300	—	5,814	220
Home equity line of credit	181	181	—	312	5
Junior lien	469	469	—	287	14
Multi-family	5,059	5,059	—	2,797	242
Construction	1,589	1,589	—	1,437	63
Land	7,513	7,513	—	10,777	446
Non-residential real estate	9,458	11,530	—	10,410	312
Consumer loans	75	75	—	92	4
Commercial loans	480	584	—	2,244	33

Total	$29,968	32,300	—	34,170	1,339

		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
Impaired loans with recorded allowance:	Investment	Balance	Allowance	Investment	Recognized
One-to-four family mortgages	$3,239	3,239	728	3,563	183
Home equity line of credit	291	291	131	399	13
Junior lien	340	340	180	703	16
Multi-family	892	892	26	1,962	15
Construction	186	186	14	1,222	11
Land	2,541	2,541	924	3,261	157
Non-residential real estate	6,760	6,760	1,374	10,833	360
Consumer loans	368	368	80	344	3
Commercial loans	4,675	4,675	623	2,671	27

Total	$19,292	19,292	4,080	24,958	785

Total impaired loans	$49,260	51,592	4,080	59,128	2,124

The average recorded investment in impaired loans for the years ended December 31, 2012, 2011 and 2010 was $79.3 million, $59.1 million and $43.2 million, respectively. Interest income recognized on impaired loans for the years ended December 31, 2012 and December 31, 2011 was $2.8 million and $2.1 million, respectively. The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 31, 2012:

				General	Specific	Ending
Year ended	Balance	Charge off	Recovery	Provision	Provision	Balance
December 31, 2012	12/31/2011	2012	2012	2012	2012	12/31/2012
One-to-four family mortgages	$2,640	(379)	81	324	(176)	2,490
Home equity line of credit	408	(67)	6	6	21	374
Junior liens	277	(1)	4	—	(50)	230
Multi-family	1,201	(417)	—	429	(689)	524
Construction	139	—	—	117	—	256
Land	1,332	(1,033)	405	635	845	2,184
Non-residential real estate	3,671	(1,120)	137	1,033	(88)	3,633
Consumer loans	262	(510)	150	404	32	338
Commercial loans	1,332	(157)	12	(171)	(397)	619

	$11,262	(3,684)	795	2,777	(502)	10,648

The following table provides a detail of the Company’s activity in the allowance for loan loss account allocated by loan type for the year ended December 30, 2011:

				General	Specific	Ending
Year ended	Balance	Charge off	Recovery	Provision	Provision	Balance
December 31, 2011	12/31/2010	2011	2011	2011	2011	12/31/2011
One-to-four family mortgages	$1,097	(758)	139	1,687	475	2,640
Home equity line of credit	212	(123)	—	245	74	408
Junior liens	146	(27)	1	79	78	277
Multi-family	2,022	(89)	—	26	(758)	1,201
Construction	657	(353)	—	(91)	(74)	139
Land	865	(308)	30	353	392	1,332
Non-residential real estate	4,025	(2,645)	84	1,114	1,093	3,671
Consumer loans	108	(371)	112	425	(12)	262
Commercial loans	698	(201)	20	305	510	1,332

	$9,830	(4,875)	386	4,143	1,778	11,262

Non-accrual loans totaled $7.7 million and $6.1 million at December 31, 2012, and December 31, 2011, respectively. All non-accrual loans noted below are classified as either substandard or doubtful. Interest income foregone on such loans totaled $271,000 at December 31, 2012, $246,000 at December 31, 2011, and $243,000 at December 31, 2010, respectively. The Company is not committed to lend additional funds to borrowers whose loans have been placed on a non-accrual basis. There were no loans past due more than three months and still accruing interest as of December 31, 2012 and December 31, 2011. For the years ended December 31, 2012, and December 31, 2011, the components of the Company’s balances of non-accrual loans are as follows:

	12/31/2012	12/31/2011
One-to-four family first mortgages	$2,243	2,074
Home equity lines of credit	66	134
Junior liens	4	101
Multi-family	38	—
Construction	—	—
Land	2,768	1,330
Non-residential real estate	1,134	2,231
Farmland	648	—
Consumer loans	145	9
Commercial loans	617	254

Total non-accrual loans	$7,663	6,133

The table below presents past due balances at December 31, 2012, by loan classification allocated between performing and non-performing:

		30 - 89			Impaired Loans
	Currently	Days	Non-accrual	Special	Currently Performing
	Performing	Past Due	Loans	Mention	Substandard	Doubtful	Total
			(Dollars in Thousands)
One-to-four family mortgages	$155,936	1,339	2,243	779	2,038	—	162,335
Home equity line of credit	34,732	5	66	1,109	1,171	—	37,083
Junior liens	3,584	237	4	47	464	—	4,336
Multi-family	27,463	—	38	1,478	4,077	—	33,056
Construction	13,876	176	—	—	4,848	—	18,900
Land	14,237	137	2,768	7,683	21,081	—	45,906
Non-residential real estate	146,150	293	1,782	1,899	19,312	—	169,436
Consumer loans	13,266	74	145	—	401	—	13,886
Commercial loans	43,961	230	617	516	5,225	—	50,549

Total	$453,205	2,491	7,663	13,511	58,617	—	535,487

The table below presents past due balances at December 31, 2011, by loan classification allocated between performing and non-performing:

		30 - 89			Impaired Loans
	Currently	Days	Non-accrual	Special	Currently Performing
	Performing	Past Due	Loans	Mention	Substandard	Doubtful	Total
			(Dollars in Thousands)
One-to-four family mortgages	$153,375	628	2,074	9,163	5,722	230	171,192
Home equity line of credit	36,528	5	134	1,664	134	229	38,694
Junior liens	4,778	312	101	521	497	—	6,209
Multi-family	20,715	—	—	7,073	5,951	—	33,739
Construction	9,943	107	—	213	1,668	—	11,931
Land	17,570	237	1,330	24,714	7,488	999	52,338
Non-residential real estate	142,190	487	2,231	24,782	13,678	117	183,485
Consumer loans	14,399	28	9	268	386	20	15,110
Commercial loans	45,509	506	254	4,003	4,385	16	54,673

Total	$445,007	2,310	6,133	72,401	39,909	1,611	567,371

All loans listed as 30-89 days past due and non-accrual are not performing as agreed. Loans listed as special mention, substandard and doubtful are paying as agreed. However, the customer’s financial statements may indicate weaknesses in their current cash flow, the customer’s industry may be in decline due to current economic conditions, collateral values used to secure the loan may be declining, or the Company may be concerned about the customer’s future business prospects.

Troubled Debt Restructuring

On a periodic basis, the Company may modify the terms of certain loans. In evaluating whether a restructuring constitutes a troubled debt restructuring (TDR), Financial Accounting Standards Board has issued Accounting Standards Update 310 (ASU 310); A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring. In evaluating whether a restructuring constitutes a TDR, the Bank must separately conclude that both of the following exist:

•	The restructuring constitutes a concession

•	The debtor is experiencing financial difficulties

ASU 310 provides the following guidance for the Bank’s evaluation of whether it has granted a concession as follows:

• If a debtor does not otherwise have access to funds at a market interest rate for debt with similar risk characteristics as the restructured debt, the restructured debt would be considered a below market rate, which may indicate that the Company may have granted a concession. In that circumstance, the Company should consider all aspects of the restructuring in determining whether it has granted a concession, the creditor must make a separate assessment about whether the debtor is experiencing financial difficulties to determine whether the restructuring constitutes a TDR.

• A temporary or permanent increase in the interest rate on a loan as a result of a restructuring does not eliminate the possibility of the restructuring from being considered a concession if the new interest rate on the loan is below the market interest rate for loans of similar risk characteristics.

• A restructuring that results in a delay in payment that is insignificant is not a concession. However, the Company must consider a variety of factors in assessing whether a restructuring resulting in a delay in payment is insignificant.

A summary of the Company’s loans classified as Troubled Debt Restructuring (TDR’s) that are reported as performing and non-performing at December 31, 2012 and December 31, 2011 is below:

	2012	2011
Total TDR:
One-to-four family mortgages	$1,888	2,521
Home equity line of credit	—	—
Junior lien	196	857
Multi-family	234	—
Construction	4,112	—
Land	3,424	941
Non-residential real estate	3,173	3,367
Farmland Consumer loans	909 5	— 33
Commercial loans	128	125

	14,069	7,844

Less:
TDR in non-accrual status
One-to-four family mortgages	—	(1,410)
Home equity line of credit	—	—
Junior lien	(100)	(100)
Multi-family	—	—
Construction	—	—
Land	(2,768)	—
Farmland Non-residential real estate	(44 —)	— (1)
Consumer loans	—	(1)
Commercial loans	(119)	(105)

Total performing TDR	$11,038	6,227

The Company originates loans to officers and directors and their affiliates at terms substantially identical to those available to other borrowers. Loans to officers and directors at December 31, 2012 and December 31, 2011, were approximately $8,846,000 and $10,917,000, respectively. At December 31, 2012, funds committed that were undisbursed to officers and directors approximated $1.4 million.

The following summarizes activity of loans to officers and directors and their affiliates for the years ended December 31, 2012, and December 31, 2011:

	2012	2011
Balance at beginning of period	$10,917	11,641
New loans	2,463	2,940
Principal repayments	(4,534)	(3,664)

Balance at end of period	$8,846	$10,917